<FILENAME> a2101362zn-30d.txt

PIONEER
INTERNATIONAL
VALUE
FUND

ANNUAL
REPORT

11/30/02

[PIONEER INVESTMENTS(R) LOGO]

TABLE OF CONTENTS

Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       6

Schedule of Investments                                               9

Financial Statements                                                 16

Notes to Financial Statements                                        22

Report of Independent Auditors                                       29

The Pioneer Family of Mutual Funds                                   30

Trustees, Officers and Service Providers                             31

Programs and Services for Pioneer Shareowners                        36

PIONEER INTERNATIONAL VALUE FUND

LETTER FROM THE PRESIDENT 11/30/02

DEAR SHAREOWNER,

During the past year, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words, we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The start of a new year is a good time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci
Daniel T. Geraci
Pioneer Investment Management, Inc.

PIONEER INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY 11/30/02

[CHART]

PORTFOLIO DIVERSIFICATION

(As a percentage of equity holdings)

Financials                       23.3%
Consumer Discretionary           11.3%
Health Care                      10.5%
Consumer Staples                 10.2%
Materials                         9.7%
Telecommunication Services        9.5%
Energy                            8.9%
Industrials                       7.8%
Information Technology            7.0%
Utilities                         1.8%

[CHART]

GEOGRAPHICAL DISTRIBUTION

(As a percentage of equity holdings)

United Kingdom                       23.5%
Japan                                17.3%
Italy                                10.7%
France                                9.3%
Switzerland                           6.0%
Australia                             5.7%
Germany                               5.6%
Finland                               4.5%
Spain                                 3.5%
Netherlands                           3.0%
South Korea                           2.5%
Hong Kong                             2.2%
Singapore                             1.7%
People's Republic of China            1.6%
Other                                 2.9% (individually less than 1%)

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

 1. Vodafone Group Plc             4.67%
 2. Shell Transport & Trading Co.  4.05
 3. Nokia Oyj                      3.29
 4. ENI S.p.A.                     3.17
 5. Aventis SA                     2.80
 6. KAO Corp.                      2.34%
 7. News Corp., Ltd.               2.32
 8. Barclays Plc                   2.29
 9. Reed Elsevier Plc              2.21
10. Nestle SA (Registered Shares)  2.21

Fund holdings will vary for other periods.

PIONEER INTERNATIONAL VALUE FUND

PERFORMANCE UPDATE 11/30/02                                       CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/02        11/30/01
                             $  11.86        $  13.30

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(12/1/01-11/30/02)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $     -         $     -         $     -

INVESTMENT RETURNS+

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(as of November 30, 2002)

                NET ASSET    PUBLIC OFFERING
PERIOD            VALUE         PRICE*
Life-of-Class     2.22%         1.60%
(3/25/93)
5 Years          -8.58         -9.65
1 Year          -10.83        -15.95

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[CHART]

                       PIONEER INTERNATIONAL  MSCI ACWF EX
                            VALUE FUND*        U.S. INDEX
 3/31/93                     $  9,425           $ 10,000
11/30/93                     $ 13,134           $ 11,220
                             $ 14,451           $ 12,927
                             $ 15,002           $ 13,638
11/30/96                     $ 16,713           $ 15,302
                             $ 18,256           $ 15,257
                             $ 16,556           $ 17,076
11/30/99                     $ 20,656           $ 21,112
                             $ 17,461           $ 18,987
                             $ 13,074           $ 15,604
11/30/02                     $ 11,659           $ 13,941

+ Index comparison begins March 31, 1993. The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL VALUE FUND

PERFORMANCE UPDATE 11/30/02                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/02        11/30/01
                             $  11.25        $  12.76

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(12/1/01-11/30/02)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $     -         $      -        $      -

INVESTMENT RETURNS+

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index
(ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(as of November 30, 2002)

PERIOD          IF HELD   IF REDEEMED*
Life-of-Class    -3.05%      -3.05%
(4/4/94)
5 Years          -9.45       -9.59
1 Year          -11.83      -15.36

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]

                         PIONEER INTERNATIONAL  MSCI ACWF EX
                              VALUE FUND*        U.S. INDEX
 4/30/94                       $ 10,000           $ 10,000
                               $  9,803           $ 10,087
                               $ 10,102           $ 10,642
11/30/96                       $ 11,157           $ 11,940
                               $ 12,093           $ 11,905
                               $ 10,877           $ 13,324
11/30/99                       $ 13,456           $ 16,474
                               $ 11,270           $ 14,815
                               $  8,351           $ 12,176
11/30/02                       $  7,363           $ 10,877

+ Index comparison begins April 30, 1994. The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL VALUE FUND

PERFORMANCE UPDATE 11/30/02                                       CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/02        11/30/01
                             $  11.11        $  12.61

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(12/1/01-11/30/02)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $     -         $     -         $    -

INVESTMENT RETURNS

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(as of November 30, 2002)

               NET ASSET     PUBLIC OFFERING
PERIOD           VALUE         PRICE/CDSC*
Life-of-Class     5.53%           -5.67%
(1/31/96)
5 Years          -9.46            -9.64
1 Year          -11.90           -12.79

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[CHART]

                      PIONEER INTERNATIONAL  MSCI ACWF EX
                      VALUE FUND*             U.S. INDEX
 1/31/96                     $  9,900          $ 10,000
11/30/96                     $ 10,171          $ 10,647
                             $ 11,030          $ 10,616
11/30/98                     $  9,977          $ 11,881
                             $ 12,340          $ 14,690
11/30/00                     $ 10,317          $ 13,210
                             $  7,617          $ 10,857
11/30/02                     $  6,711          $  9,699

+ The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION 11/30/02

The 12 months ended November 30, 2002, which comprised Pioneer International Value Fund's fiscal year, proved to be a seesaw year in international markets. During the first half of the reporting period, foreign markets rallied in response to an improving economic outlook. However, by summer, the rally fizzled when slowed consumer spending, disappointing corporate profits and the threat of war with Iraq snuffed out the optimism, forcing international stocks sharply lower. In the following interview, Stefano Pregnolato, a member of the Fund's management team, discusses the effect of this volatile market on your portfolio and his outlook for 2003.

Q:  HOW DID THE FUND RESPOND TO THE VOLATILITY IN INTERNATIONAL MARKETS?

A: While the Fund enjoyed relative success in many areas, both from a stock picking and sector perspective, the tide was overwhelmingly negative for international stock markets and, ultimately, your portfolio. Maintaining a focus on high-quality, defensive industries tied to the consumer and limiting investments in cyclical sectors has been important in the slower-growth environment.

    For the 12 months ended November 30, 2002, the Fund's Class A, B and C shares returned -10.83%, -11.83% and -11.90% at net asset value, respectively, for the year. By comparison the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States, posted a return of -10.68% for the same period.

Q: ARE CONSUMER-ORIENTED STOCKS STILL AN IMPORTANT COMPONENT OF YOUR STRATEGY IN EUROPE?

A: Yes. With business investment still very weak, the consumer remains key to the positive, albeit weak, economic growth across Europe. Consequently, both discretionary and consumer staples stocks helped the Fund during the fiscal year. Among the Fund's discretionary holdings, Porsche (Germany) and Renault (France) performed quite well. Porsche is expected to benefit further as it unveils new products - particularly the new SUV vehicle, the Cayenne. We pared back the position in this company, however, to realize profits and trim its relative overweighting.

    Within the consumer staples arena, we're emphasizing health care stocks, including Fresenius Medical Care (Germany), which specializes in home health care and diagnostic equipment systems. On the other hand, we've limited the portfolio's exposure to pharmaceutical companies in spite of their ability to add a degree of price protection in down markets. Many of these companies are experiencing difficulties in obtaining regulatory approval for new products, and maturing patents are exposing drug companies to competitive threats from generic drug manufacturers.

Q:  WHICH SECTORS PROVED PARTICULARLY DISAPPOINTING IN THE DOWNTURN?

A: The increased threat of asbestos-related litigation against U.S. industrial companies spread to their European counterparts, sending prices of these companies' stocks lower. This issue is impacting investments in Allianz (Germany), which is an insurance company addressing the claims.

    Banks have been indirectly affected by the recession, which is creating credit issues for some of their clients. We are diversifying this risk by emphasizing global banks, such as Credit Suisse (Switzerland) and UBS (Switzerland). Our decision to overweight banks and underweight insurance companies benefited our strategy in the financial sector. These large, diversified financial institutions are well positioned to capture market share as the savings and pension market grows across Europe. The Fund is also benefiting from its real estate investments in Hong Kong. The limited supply of residential housing and attractive valuations are bolstering positions in Henderson Land Development and Wharf Holdings Ltd.

    While the depressed technology and telecommunications sectors continue to absorb excess capacity, a handful of companies have become very attractive. Generally considered growth stocks, prices of some of these companies have become so compelling as to make them strong candidates for your Fund's value strategy. We added to positions in world-class communications equipment manufacturer Nokia (Finland), semiconductor producer Samsung (South Korea) and wireless service provider Vodafone (United Kingdom). We believe they are all premier companies that will emerge from this correction in a strong position to capture market share.

Q:  WHAT IS YOUR OUTLOOK FOR 2003?

A: Today, we're faced with great uncertainty about the direction of economic growth and the potential of war with Iraq, which is making investors quite nervous. At some point, investors will begin to recognize that the correction in stock prices is creating irresistible investment opportunities. In the meantime, we're taking advantage of the current market to select bargain priced stocks, which, in the long run, will add to their appreciation potential as prices begin to reflect what we believe are their realistic growth targets. Once investors reestablish confidence in the future, your portfolio will be well positioned to appreciate as earnings growth and market sentiment improves.

PIONEER INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS 11/30/02

SHARES                                                                     VALUE
                 PREFERRED STOCKS - 2.6 %

                 AUTOMOBILES & COMPONENTS - 0.5 %
                 AUTOMOBILE MANUFACTURERS - 0.5 %
      1,590      Porsche AG*                                      $      738,498
                                                                  --------------
                 TOTAL AUTOMOBILES & COMPONENTS                   $      738,498
                                                                  --------------
                 MEDIA - 2.1 %
                 PUBLISHING - 2.1 %
    461,173      News Corp., Ltd.                                 $    2,757,325
                                                                  --------------
                 TOTAL MEDIA                                      $    2,757,325
                                                                  --------------
                 TOTAL PREFERRED STOCKS
                 (Cost $3,863,485)                                $    3,495,823
                                                                  --------------

                 COMMON STOCKS - 87.2 %

                 ENERGY - 8.0 %
                 INTEGRATED OIL & GAS - 7.2 %
    800,000      CNOOC Ltd.                                       $      979,669
    260,000      ENI S.p.A.                                            3,775,545
    744,000      Shell Transport & Trading Co.                         4,814,336
                                                                  --------------
                                                                  $    9,569,550
                                                                  --------------
                 OIL & GAS EXPLORATION & PRODUCTION - 0.8 %
    166,000      Saipem S.p.A.                                    $    1,005,766
                                                                  --------------
                 TOTAL ENERGY                                     $   10,575,316
                                                                  --------------
                 MATERIALS - 8.7 %
                 CONSTRUCTION MATERIALS - 0.9 %
     15,000      Lafarge BR                                       $    1,218,719
                                                                  --------------
                 DIVERSIFIED CHEMICALS - 3.2 %
     25,000      Akzo Nobel NV                                    $      781,937
    319,000      Sumitomo Chemical Co., Ltd.                           1,148,613
    500,000      WMC Ltd.                                              2,331,057
                                                                  --------------
                                                                  $    4,261,607
                                                                  --------------
                 DIVERSIFIED METALS & MINING - 1.6 %
    103,000      Rio Tinto Plc                                    $    2,087,621
                                                                  --------------
                 PAPER PRODUCTS - 1.1 %
     39,000      UPM-Kymmene Corp.                                $    1,410,406
                                                                  --------------
                 SPECIALTY CHEMICALS - 1.0 %
     37,900      Shin-Etsu Chemical Co., Ltd.                     $    1,346,128
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
                 STEEL - 0.9 %
    206,510      Broken Hill Proprietary Co., Ltd.                $    1,171,066
                                                                  --------------
                 TOTAL MATERIALS                                  $   11,495,547
                                                                  --------------
                 CAPITAL GOODS - 2.3 %
                 AEROSPACE & DEFENSE - 0.6 %
    300,000      BAE Systems Plc                                  $      793,305
                                                                  --------------
                 ELECTRICAL COMPONENTS & EQUIPMENT - 0.3 %
  2,332,000      Nanjing Panda Electronics Co., Ltd. (Class H)*   $      400,700
                                                                  --------------
                 INDUSTRIAL CONGLOMERATES - 1.4 %
    500,000      Esprit Holdings Ltd.                             $      929,660
    900,000      Pirelli S.p.A.                                          965,440
                                                                  --------------
                                                                  $    1,895,100
                                                                  --------------
                 TOTAL CAPITAL GOODS                              $    3,089,105
                                                                  --------------
                 COMMERCIAL SERVICES & SUPPLIES - 2.6 %
                 COMMERCIAL PRINTING - 0.9 %
    103,000      Dai Nippon Printing Co., Ltd.*                   $    1,220,007
                                                                  --------------
                 DIVERSIFIED COMMERCIAL SERVICES - 0.5 %
    437,600      Hays Plc                                         $      673,880
                                                                  --------------
                 OFFICE SERVICES & SUPPLIES - 1.2 %
     40,000      Canon, Inc.                                      $    1,521,730
                                                                  --------------
                 TOTAL COMMERCIAL SERVICES & SUPPLIES             $    3,415,617
                                                                  --------------
                 TRANSPORTATION - 2.1 %
                 MARINE - 1.4 %
    300,000      Seino Transportation Co., Ltd.*                  $    1,810,924
                                                                  --------------
                 RAILROADS - 0.7 %
        200      East Japan Railway Co.                           $      941,713
                                                                  --------------
                 TOTAL TRANSPORTATION                             $    2,752,637
                                                                  --------------
                 AUTOMOBILES & COMPONENTS - 1.4 %
                 AUTO PARTS & EQUIPMENT - 0.5 %
     30,300      Autoliv Inc. (Swedish Depository Receipt)        $      674,506
                                                                  --------------
                 AUTOMOBILE MANUFACTURERS - 0.9 %
     25,000      Renault SA                                       $    1,232,624
                                                                  --------------
                 TOTAL AUTOMOBILES & COMPONENTS                   $    1,907,130
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
                 CONSUMER DURABLES & APPAREL - 1.2 %
                 HOUSEWARES & SPECIALTIES - 1.2 %
     36,000      Sony Corp.                                       $    1,589,508
                                                                  --------------
                 TOTAL CONSUMER DURABLES & APPAREL                $    1,589,508
                                                                  --------------
                 MEDIA - 2.0 %
                 PUBLISHING - 2.0 %
    300,000      Reed Elsevier Plc                                $    2,627,240
                                                                  --------------
                 TOTAL MEDIA                                      $    2,627,240
                                                                  --------------
                 RETAILING - 2.9 %
                 HOME IMPROVEMENT RETAIL - 1.7 %
    311,000      Makita Corp.                                     $    2,267,484
                                                                  --------------
                 SPECIALTY STORES - 1.2 %
    150,000      Koninklijke Vendex KBB NV                        $    1,567,350
                                                                  --------------
                 TOTAL RETAILING                                  $    3,834,834
                                                                  --------------
                 FOOD & DRUG RETAILING - 3.3 %
                 FOOD RETAIL - 3.3 %
     16,583      Carrefour SA*                                    $      727,363
      7,500      Groupe Danone                                           981,084
     13,000      Nestle SA (Registered Shares)                         2,624,760
                                                                  --------------
                                                                  $    4,333,207
                                                                  --------------
                 TOTAL FOOD & DRUG RETAILING                      $    4,333,207
                                                                  --------------
                 FOOD, BEVERAGE & TOBACCO - 3.8 %
                 DISTILLERS & VINTNERS - 0.4 %
    200,000      Foster's Group Ltd.                              $      522,246
                                                                  --------------
                 SOFT DRINKS - 1.5 %
    300,000      Cadbury Schweppes Plc                            $    1,945,931
                                                                  --------------
                 TOBACCO - 1.9 %
    280,000      British American Tobacco Plc                     $    2,534,843
                                                                  --------------
                 TOTAL FOOD, BEVERAGE & TOBACCO                   $    5,003,020
                                                                  --------------
                 HOUSEHOLD & PERSONAL PRODUCTS - 2.1 %
                 HOUSEHOLD PRODUCTS - 2.1 %
    130,000      Kao Corp.                                        $    2,785,223
                                                                  --------------
                 TOTAL HOUSEHOLD & PERSONAL PRODUCTS              $    2,785,223
                                                                  --------------
                 HEALTH CARE EQUIPMENT & SUPPLIES - 1.6 %
                 HEALTH CARE DISTRIBUTORS & SERVICES - 0.9 %
     28,000      Fresenius Medical Care AG                        $    1,262,620
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
                 HEALTH CARE EQUIPMENT - 0.7 %
     26,047      Gehe AG                                          $      946,369
                                                                  --------------
                 TOTAL HEALTH CARE EQUIPMENT & SUPPLIES           $    2,208,989
                                                                  --------------
                 PHARMACEUTICALS & BIOTECHNOLOGY - 7.8 %
                 PHARMACEUTICALS - 7.8 %
     60,000      Aventis S.A.                                     $    3,334,343
     97,500      Chugai Pharmaceuticals                                  798,236
    130,270      GlaxoSmithKline Plc                                   2,441,752
     33,000      Schering AG                                           1,420,567
     25,000      Syngenta AG                                           1,413,332
    100,000      Tanabe Seiyaku Co., Ltd.                                921,347
                                                                  --------------
                                                                  $   10,329,577
                                                                  --------------
                 TOTAL PHARMACEUTICALS & BIOTECHNOLOGY            $   10,329,577
                                                                  --------------
                 BANKS - 11.5 %
    776,700      IntesaBci S.p.A.*                                $    1,693,350
     50,000      Banco Popular Espanol SA                              2,133,006
    150,000      Banco Santander Central Hispano SA                    1,072,711
     60,000      Bank of Ireland                                         652,566
    375,000      Barclays Plc                                          2,719,695
     31,000      BNP Paribas SA                                        1,262,422
     61,250      CS Group*                                             1,438,655
    208,602      Development Bank of Singapore Ltd.                    1,322,583
        300      Mitsubishi Tokyo Financial Group, Inc.                1,808,480
     50,000      Toronto-Dominion Bank                                 1,072,501
                                                                  --------------
                 TOTAL BANKS                                      $   15,175,969
                                                                  --------------
                 DIVERSIFIED FINANCIALS - 4.1 %
                 DIVERSIFIED FINANCIAL SERVICES - 4.1 %
     67,000      Cheung Kong Holdings Ltd.*                       $      491,854
    323,000      Collins Stewart Holdings Plc                          1,723,323
     80,000      Nomura Securites Co., Ltd.                              960,613
     33,500      UBS AG*                                               1,685,315
    300,000      Wharf Holdings Ltd.                                     632,810
                                                                  --------------
                                                                  $    5,493,915
                                                                  --------------
                 TOTAL DIVERSIFIED FINANCIALS                     $    5,493,915
                                                                  --------------
                 INSURANCE - 5.0 %
                 LIFE & HEALTH INSURANCE - 1.4 %
     35,000      Assicurazioni Generali S.p.A.                    $      700,143
      8,000      Muenchener Rueckversicherungs Gesellschaft AG         1,114,030
                                                                  --------------
                                                                  $    1,814,173
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

 SHARES                                                                    VALUE
                 MULTI-LINE INSURANCE - 3.6 %
     35,000      Assurances Generales De France                   $    1,300,165
     60,000      AXA SA                                                  962,460
    200,000      Riunione Adriatica di Sicurta S.p.A.                  2,483,127
                                                                  --------------
                                                                  $    4,745,752
                                                                  --------------
                 TOTAL INSURANCE                                  $    6,559,925
                                                                  --------------
                 REAL ESTATE - 0.4 %
                 REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4 %
    150,000      Henderson Land Development                       $      532,791
                                                                  --------------
                 TOTAL REAL ESTATE                                $      532,791
                                                                  --------------
                 TECHNOLOGY HARDWARE & DEVELOPMENT - 6.3 %
                 COMPUTER HARDWARE - 1.2 %
    156,156      Compal Electronics                               $      172,757
      4,350      Samsung Electronics Co.                               1,407,332
                                                                  --------------
                                                                  $    1,580,089
                                                                  --------------
                 ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5 %
    367,620      Elec & Eltek International Co., Ltd.             $      705,830
                                                                  --------------
                 SEMICONDUCTORS - 1.6 %
     56,425      Philips Electronics NV                           $    1,236,335
    620,928      Taiwan Semiconductor Manufacturing Co.*                 903,396
                                                                  --------------
                                                                  $    2,139,731
                                                                  --------------
                 TELECOMMUNICATIONS EQUIPMENT - 3.0 %
    203,030      Nokia Oyj                                        $    3,912,199
                                                                  --------------
                 TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT          $    8,337,849
                                                                  --------------
                 TELECOMMUNICATION SERVICES - 8.5 %
                 INTEGRATED TELECOMMUNICATION SERVICES - 2.6 %
     25,000      KT Corp.*                                        $      538,750
        200      Nippon Telegraph & Telephone Corp.                      785,304
  1,201,600      Olivetti S.p.A.*                                      1,411,899
     86,000      Telecom Italia S.p.A.                                   700,441
                                                                  --------------
                                                                  $    3,436,394
                                                                  --------------
                 WIRELESS TELECOMMUNICATION SERVICES - 5.9 %
     39,200      China Mobile Hong Kong Ltd. (A.D.R.)*            $      514,304
        350      NTT Mobile Communications, Inc.                         707,100
     45,000      SK Telecom Co., Ltd. (A.D.R.)                         1,012,500
  2,926,637      Vodafone Group Plc                                    5,553,909
                                                                  --------------
                                                                  $    7,787,813
                                                                  --------------
                 TOTAL TELECOMMUNICATION SERVICES                 $   11,224,207
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
                 UTILITIES - 1.6 %
                 ELECTRIC UTILITIES - 1.6 %
     27,290      E.On AG                                          $    1,171,784
     76,000      Iberdrola SA*                                           982,842
                                                                  --------------
                                                                  $    2,154,626
                                                                  --------------
                 TOTAL UTILITIES                                  $    2,154,626
                                                                  --------------
                 TOTAL COMMON STOCKS
                 (Cost $119,705,100)                              $  115,426,232
                                                                  --------------

                 RIGHTS/WARRANTS - 0.0 %

                 DIVERSIFIED FINANCIALS - 0.0 %
                 DIVERSIFIED FINANCIAL SERVICES - 0.0 %
     61,250      Credit Suisse Group Rights, Exp. 12/07/02*       $            -
                                                                  --------------
                 TOTAL DIVERSIFIED FINANCIALS
                 TOTAL RIGHTS/WARRANTS
                 (Cost $0)                                        $            -
                                                                  --------------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $123,568,585)                              $  118,922,055
                                                                  ==============

PRINCIPAL
AMOUNT
                 TEMPORARY CASH INVESTMENTS - 10.2 %

                 REPURCHASE AGREEMENT - 3.3 %
$ 4,400,000      Credit Suisse First Boston Group, Inc., 1.28%,
                 dated 11/29/02, repurchase price of $4,400,000
                 plus accrued interest on 12/2/02 collateralized
                 by $4,274,000 U.S. Treasury Notes, 10.75%,
                 2/15/03                                          $    4,400,000
                                                                  --------------
                 TOTAL REPURCHASE AGREEMENT                       $    4,400,000
                                                                  --------------
                 SECURITY LENDING COLLATERAL - 6.9 %
  9,120,764      Securities Lending Investment Fund, 1.47%        $    9,120,764
                                                                  --------------
                 TOTAL SECURITIY LENDING COLLATERAL               $    9,120,764
                                                                  --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $13,520,764)                               $   13,520,764
                                                                  --------------
                 TOTAL INVESMENT IN SECURITIES AND TEMPORARY
                 CASH INVESTMENTS
                 (Cost $137,089,349)(a)(b)(c)(d)                  $  132,442,819
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.

*    Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

          United Kingdom                                                    23.5%
          Japan                                                             17.3
          Italy                                                             10.7
          France                                                             9.3
          Switzerland                                                        6.0
          Australia                                                          5.7
          Germany                                                            5.6
          Finland                                                            4.5
          Spain                                                              3.5
          Netherlands                                                        3.0
          South Korea                                                        2.5
          Hong Kong                                                          2.2
          Singapore                                                          1.7
          Peoples Republic of China                                          1.6
          Canada                                                             0.9
          Taiwan                                                             0.9
          Sweden                                                             0.6
          Ireland                                                            0.5
                                                                           -----
                                                                           100.0%
                                                                           =====

(b) At November 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $137,626,408 was a follows:

     Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost             $  11,756,502

     Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value               (16,940,091)
                                                                   -------------
     Net unrealized gain                                           $  (5,183,589)
                                                                   =============

(c) As of November 30, 2002, the Fund had a capital loss carryforward of $97,853,648 which will expire between 2007 and 2010 if not utilized.

(d) The Fund elected to defer approximately $7,168,779 of capital gain losses and $11,241 of foreign currency losses recognized between November 1, 2002 and November 30, 2002 to its fiscal year ending November 30, 2003.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2002 aggregated $45,862,843 and $57,563,642, respectively.

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

BALANCE SHEET 11/30/02

ASSETS:
  Investment in securities, at value (including securities loaned
     of $8,628,815) (cost $137,089,349)                               $  132,442,819
  Cash                                                                        12,705
  Foreign currencies, at value                                                   557
  Receivables -
     Fund shares sold                                                        305,909
     Dividends, interest and foreign taxes withheld                          390,006
  Other                                                                       88,390
                                                                      --------------
       Total assets                                                   $  133,240,386
                                                                      --------------

LIABILITIES:
  Payables -
     Fund shares repurchased                                          $    2,672,944
     Upon return of securities loaned                                      9,120,764
  Due to affiliates                                                          254,741
  Accrued expenses                                                           184,938
                                                                      --------------
       Total liabilities                                              $   12,233,387
                                                                      --------------

NET ASSETS:
  Paid-in capital                                                     $  231,206,913
  Accumulated net investment loss                                            (11,241)
  Accumulated net realized loss on investments
     and foreign currency transactions                                  (105,559,486)
  Net unrealized loss on investments                                      (4,646,530)
  Net unrealized gain on other assets and liabilities denominated
     in foreign currencies                                                    17,343
                                                                      --------------
       Total net assets                                               $  121,006,999
                                                                      ==============

NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $100,287,076/8,456,393 shares)                    $        11.86
                                                                      ==============
  Class B (based on $16,861,091/1,498,381 shares)                     $        11.25
                                                                      ==============
  Class C (based on $3,858,832/347,296 shares)                        $        11.11
                                                                      ==============

MAXIMUM OFFERING PRICE:
  Class A ($11.86 DIVIDED BY 94.25%)                                  $        12.58
                                                                      ==============
  Class C ($11.11 DIVIDED BY 99.00%)                                  $        11.22
                                                                      ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 11/30/02

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $317,920)     $   2,666,706
   Interest (net of foreign taxes withheld of $2,000)               69,058
   Income from securities loaned, net                               91,220
                                                             -------------
         Total investment income                                                $   2,826,984
                                                                                -------------
EXPENSES:
   Management fees                                           $   1,389,579
   Transfer agent fees
      Class A                                                      794,540
      Class B                                                      193,406
      Class C                                                       44,883
   Distribution fees
      Class A                                                      283,572
      Class B                                                      214,194
      Class C                                                       41,047
   Administrative fees                                              18,457
   Custodian fees                                                   50,833
   Registration fees                                                56,819
   Professional fees                                                61,402
   Printing                                                        109,826
   Fees & expenses of nonaffiliated trustees                         6,426
   Miscellaneous                                                    10,875
                                                             -------------
      Total expenses                                                            $   3,275,859
      Less fees paid indirectly                                                        (7,350)
                                                                                -------------
      Net expenses                                                              $   3,268,509
                                                                                -------------
         Net investment loss                                                    $    (441,525)
                                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                            $ (28,345,786)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies         (71,369)     $ (28,417,155)
                                                             -------------      -------------
   Change in net unrealized gain (loss) from:
      Investments                                            $  14,430,587
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies          20,688      $  14,451,275
                                                             -------------      -------------
      Net loss on investments and foreign currency
         transactions                                                           $ (13,965,880)
                                                                                -------------
      Net decrease in net assets resulting from operations                      $ (14,407,405)
                                                                                -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 11/30/02 AND 11/30/01

                                                                                                    YEAR ENDED       YEAR ENDED
                                                                                                     11/30/02         11/30/01
FROM OPERATIONS:
  Net investment loss                                                                             $     (441,525)  $   (1,174,865)
  Net realized loss on investments and foreign currency
   transactions                                                                                      (28,417,155)     (40,004,444)
  Change in net unrealized gain (loss) on investments
   and foreign currency transactions                                                                  14,451,275      (13,753,712)
                                                                                                  --------------   --------------
     Net decrease in net assets resulting from operations                                         $  (14,407,405)  $  (54,933,021)
                                                                                                  --------------   --------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
   Class A ($0.00 and $0.11 per share, respectively)                                              $            -   $   (1,128,073)
                                                                                                  --------------   --------------
     Total distributions to shareowners                                                           $            -   $   (1,128,073)
                                                                                                  --------------   --------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                                                $  126,520,328   $  246,911,227
  Reinvestment of distributions                                                                                -          967,523
  Cost of shares repurchased                                                                        (143,863,419)    (280,828,933)
                                                                                                  --------------   --------------
   Net decrease in net assets resulting from
     fund share transactions                                                                      $  (17,343,091)  $  (32,950,183)
                                                                                                  --------------   --------------
   Net decrease in net assets                                                                     $  (31,750,496)  $  (89,011,277)
NET ASSETS:
  Beginning of year                                                                                  152,757,495      241,768,772
                                                                                                  --------------   --------------
  End of year (including accumulated net investment
   loss of $11,241 and $15,294, respectively)                                                     $  121,006,999   $  152,757,495
                                                                                                  ==============   ==============

                                                                  '02 SHARES       '02 AMOUNT        '01 SHARES      '01 AMOUNT
CLASS A
Shares sold                                                         9,339,024    $  114,877,321       14,000,067   $  231,390,841
Reinvestment of distributions                                               -                 -           55,384          967,523
Less shares repurchased                                           (10,194,589)     (127,121,879)     (15,617,298)    (257,867,103)
                                                                  -----------    --------------      -----------   --------------
   Net decrease                                                      (855,565)   $  (12,244,558)      (1,561,847)  $  (25,508,739)
                                                                  ===========    ==============      ===========   ==============
CLASS B
Shares sold                                                           500,185    $    6,438,301          274,348   $    4,072,987
Less shares repurchased                                              (948,961)      (11,848,351)        (788,384)     (11,859,823)
                                                                  -----------    --------------      -----------   --------------
   Net decrease                                                      (448,776)   $   (5,410,050)        (514,036)  $   (7,786,836)
                                                                  ===========    ==============      ===========   ==============
CLASS C
Shares sold                                                           419,303    $    5,204,706          732,365   $   11,447,399
Less shares repurchased                                              (394,093)       (4,893,189)        (708,031)     (11,102,007)
                                                                  -----------    --------------      -----------   --------------
   Net increase                                                        25,210    $      311,517           24,334   $      345,392
                                                                  ===========    ==============      ===========   ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS 11/30/02

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                        11/30/02       11/30/01       11/30/00        11/30/99       11/30/98
CLASS A
Net asset value, beginning of year                    $      13.30   $      17.87   $      21.14    $      17.14   $      23.66
                                                      ------------   ------------   ------------    ------------   ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $      (0.01)  $      (0.06)  $       0.00(a) $      (0.09)  $       0.14
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions                                            (1.43)         (4.40)         (3.27)           4.29          (2.06)
                                                      ------------   ------------   ------------    ------------   ------------
        Net increase (decrease) from
           investment operations                      $      (1.44)  $      (4.46)  $      (3.27)   $       4.20   $      (1.92)
Distributions to shareowners:
   Net investment income                                         -          (0.11)             -           (0.13)         (1.15)
   Net realized gain                                             -              -              -               -          (3.45)
   Tax return of capital                                         -              -              -           (0.07)             -
                                                      ------------   ------------   ------------    ------------   ------------
Net increase (decrease) in net asset value            $      (1.44)  $      (4.57)  $      (3.27)   $       4.00   $      (6.52)
                                                      ------------   ------------   ------------    ------------   ------------
Net asset value, end of year                          $      11.86   $      13.30   $      17.87    $      21.14   $      17.14
                                                      ============   ============   ============    ============   ============
Total return*                                               (10.83)%       (25.12)%       (15.47)%         24.77%         (9.35)%
Ratio of net expenses to average net assets+                  2.18%          2.00%          1.71%           1.89%          1.73%
Ratio of net investment income (loss) to
   average net assets+                                       (0.15)%        (0.42)%        (0.45)%         (0.27)%         0.60%
Portfolio turnover rate                                         34%            31%            46%             90%           123%
Net assets, end of year (in thousands)                $    100,287   $    123,854   $    194,304    $    289,291   $    314,381
Ratios with reduction for fees paid indirectly:
   Net expenses                                               2.17%          1.99%          1.69%           1.88%          1.72%
   Net investment income (loss)                              (0.14)%        (0.41)%        (0.43)%         (0.26)%         0.61%

(a)  Amount rounds to less than one cent per share.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 11/30/02

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                        11/30/02       11/30/01       11/30/00        11/30/99        11/30/98(a)
CLASS B
Net asset value, beginning of year                    $      12.76   $      17.22   $      20.56    $      16.63     $      23.09
                                                      ------------   ------------   ------------    ------------     ------------
Increase (decrease) from investment operations:
   Net investment loss                                $      (0.62)  $      (0.28)  $      (0.28)   $      (0.19)    $      (0.04)
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions                                             (.89)         (4.18)         (3.06)           4.13            (1.97)
                                                      ------------   ------------   ------------    ------------     ------------
        Net increase (decrease) from
           investment operations                      $      (1.51)  $      (4.46)  $      (3.34)   $       3.94     $      (2.01)
Distributions to shareowners:
   Net investment income                                         -              -              -           (0.01)           (1.00)
   Net realized gain                                             -              -              -               -            (3.45)
   Tax return of capital                                         -              -              -           (0.00)(b)            -
                                                      ------------   ------------   ------------    ------------     ------------
Net increase (decrease) in net asset value            $      (1.51)  $      (4.46)  $      (3.34)   $       3.93     $      (6.46)
                                                      ------------   ------------   ------------    ------------     ------------
Net asset value, end of year                          $      11.25   $      12.76   $      17.22    $      20.56     $      16.63
                                                      ============   ============   ============    ============     ============
Total return*                                               (11.83)%       (25.90)%       (16.24)%         23.71%          (10.09)%
Ratio of net expenses to average net assets+                  3.13%          2.98%          2.61%           2.72%            2.57%
Ratio of net investment loss to average net assets+          (1.08)%        (1.41)%        (1.33)%         (1.14)%          (0.24)%
Portfolio turnover rate                                         34%            31%            46%             90%             123%
Net assets, end of year (in thousands)                $     16,861   $     24,841   $     42,380    $     69,001     $     58,519
Ratios with reduction for fees paid indirectly:
   Net expenses                                               3.12%          2.97%          2.59%           2.71%            2.56%
   Net investment loss                                       (1.07)%        (1.40)%        (1.31)%         (1.13)%          (0.23)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b)  Amount rounds to less than one cent per share.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 11/30/02

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                        11/30/02       11/30/01       11/30/00       11/30/99(a)      11/30/98(a)
CLASS C
Net asset value, beginning of year                    $      12.61   $      17.08   $      20.43    $      16.53     $      22.90
                                                      ------------   ------------   ------------    ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $      (0.53)  $      (0.22)  $      (0.37)   $      (0.17)    $      (0.02)
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions                                            (0.97)         (4.25)         (2.98)           4.08            (1.87)
                                                      ------------   ------------   ------------    ------------     ------------
        Net increase (decrease) from
           investment operations                      $      (1.50)  $      (4.47)  $      (3.35)   $       3.91     $      (1.89)
Distributions to shareowners:
   Net investment income                                         -              -              -           (0.01)           (1.03)
   Net realized gain                                             -              -              -               -            (3.45)
   Tax return of capital                                         -              -              -           (0.00)(b)            -
                                                      ------------   ------------   ------------    ------------     ------------
Net increase (decrease) in net asset value            $      (1.50)  $      (4.47)  $      (3.35)   $       3.90     $      (6.37)
                                                      ------------   ------------   ------------    ------------     ------------
Net asset value, end of year                          $      11.11   $      12.61   $      17.08    $      20.43     $      16.53
                                                      ============   ============   ============    ============     ============
Total return*                                               (11.90)%       (26.17)%       (16.40)%         23.69%           (9.55)%
Ratio of net expenses to average net assets+                  3.32%          3.33%          2.87%           2.67%            2.38%
Ratio of net investment income (loss) to
   average net assets+                                       (1.21)%        (1.78)%        (1.61)%         (1.00)%          (0.13)%
Portfolio turnover rate                                         34%            31%            46%             90%             123%
Net assets, end of year (in thousands)                $      3,859   $      4,062   $      5,085    $      5,976     $      6,031
Ratios with reduction for fees paid indirectly:
   Net expenses                                               3.31%          3.25%          2.82%           2.64%            2.35%
   Net investment income (loss)                              (1.20)%        (1.70)%        (1.56)%         (0.97)%          (0.10)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b)  Amount rounds to less than one cent per share.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
  +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS 11/30/02

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer International Value Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2002, the Fund paid no such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2002, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2002, the Fund had no reserve related to taxes on the repatriation of foreign currencies.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2002 the Fund has reclassified $445,578 to decrease accumulated net investment loss, $71,369 to decrease accumulated realized loss on investments and foreign currency transactions and $516,947 to decrease paid in capital. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the year ended November 30, 2002 and 2001 were as follows:

                                                    2002            2001
----------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                            $          -     $ 1,128,073
 Long-term capital gain                                -               -
                                            ------------     -----------
 Total                                      $          -     $ 1,128,073
                                            ------------     -----------

   The following shows components of distributable earnings on a federal income tax basis at November 30, 2002. These amounts do not include the capital loss carryforward.

                                                                       2002
--------------------------------------------------------------------------------
Undistributed ordinary income                                  $          -
Undistributed long-term gain                                              -
Unrealized depreciation                                          (5,166,246)
                                                               ------------
Total                                                          $ (5,166,246)

   The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

E. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $16,216 in underwriting commissions on the sale of Fund shares during the year ended November 30, 2002.

F. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3 ). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. SECURITY LENDING

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned, and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at year end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment advisor, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2002, $105,990 was payable to PIM related to management fees, administrative fees and certain other expenses.

3. TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $110,733 in transfer agent fees payable to PIMSS at November 30, 2002.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $38,018 in distribution fees payable to PFD at November 30, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2002, CDSCs in the amount of $46,025 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2002, the Fund's expenses were reduced by $7,350 under such arrangements.

6. FORWARD FOREIGN CURRENCY CONTRACTS

During the year ended November 30, 2002, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of November 30, 2002, the Fund had no outstanding portfolio hedges or foreign currency contracts.

7. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2002, the Fund had no borrowings under this agreement.

8. CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREOWNERS
OF PIONEER INTERNATIONAL VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer International Value Fund (the "Fund") as of November 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2001 and the financial highlights for each of the four years in the period ended November 30, 2001 were audited by other auditors who have ceased operations and whose report dated January 10, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund at November 30, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 14, 2002

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

U.S. EQUITY

Pioneer Small Company Fund
Pioneer Small Cap Value Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Growth Shares
Pioneer Core Equity Fund*
Pioneer Real Estate Shares
Pioneer Fund
Pioneer Value Fund
Pioneer Equity Income Fund
Pioneer Balanced Fund

INTERNATIONAL/GLOBAL EQUITY

Pioneer Emerging Markets Fund
Pioneer Europe Select Fund
Pioneer Europe Fund
Pioneer International Equity Fund
Pioneer International Value Fund

FIXED INCOME

Pioneer High Yield Fund
Pioneer Strategic Income Fund
Pioneer Bond Fund
Pioneer Tax Free Income Fund
Pioneer America Income Trust

MONEY MARKET

Pioneer Cash Reserves Fund*

*  Name change effective May 1, 2002
** An investment in the Fund is not insured or guaranteed by the Federal Deposit
   Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PIONEER INTERNATIONAL VALUE FUND

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER

Pioneer Investment Management, Inc.

CUSTODIAN

Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS

Ernst & Young LLP

PRINCIPAL UNDERWRITER

Pioneer Funds Distributor, Inc.

LEGAL COUNSEL

Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

  INTERESTED TRUSTEES

                                                TERM OF OFFICE/LENGTH OF   PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS         POSITION HELD     SERVICE                    PAST FIVE YEARS               OTHER DIRECTORSHIPS HELD
John F. Cogan, Jr. (76)*      Chairman of the   Trustee since 1992.        Deputy Chairman and a         Director of Harbor Global
                              Board, Trustee    Serves until retirement    Director of Pioneer Global    Company, Ltd.
                              and President     or removal.                Asset Management S.p.A.
                                                                           (PGAM); Non-Executive
                                                                           Chairman and a Director of
                                                                           Pioneer Investment
                                                                           Management USA Inc.
                                                                           (PIM-USA); Chairman and a
                                                                           Director of Pioneer;
                                                                           President of all of the
                                                                           Pioneer Funds; and Of
                                                                           Counsel (since 2000, Partner
                                                                           prior to 2000), Hale and
                                                                           Dorr LLP (counsel to PIM-
                                                                           USA and the Pioneer Funds)

Daniel T. Geraci (45)**       Trustee and       Trustee since              Director and CEO-US of PGAM   None
                              Executive         October, 2001.             since November 2001;
                              Vice President    Serves until               Director, Chief Executive
                                                retirement or removal.     Officer and President of
                                                                           PIM-USA since October 2001;
                                                                           Director of Pioneer
                                                                           Investment Management
                                                                           Shareholder Services, Inc.
                                                                           since October 2001;
                                                                           President and a Director of
                                                                           Pioneer, Pioneer Funds
                                                                           Distributor, Inc. (PFD)
                                                                           (Chairman) and Pioneer
                                                                           International Corporation
                                                                           since October 2001;
                                                                           Executive Vice President of
                                                                           all of the Pioneer Funds
                                                                           since October 2001;
                                                                           President of Fidelity
                                                                           Private Wealth Management
                                                                           Group from 2000 through
                                                                           October 2001; and Executive
                                                                           Vice President--Distribution
                                                                           and Marketing of Fidelity
                                                                           Investments Institutional
                                                                           Services and Fidelity
                                                                           Investments Canada Ltd.
                                                                           prior to 2000

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

  INDEPENDENT TRUSTEES

                                                TERM OF OFFICE/LENGTH OF   PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS         POSITION HELD     SERVICE                    PAST FIVE YEARS               OTHER DIRECTORSHIPS HELD
Mary K. Bush (54)             Trustee           Trustee since 1997.        President, Bush & Co.         Director and/or Trustee
3509 Woodbine St.                               Serves until retirement    (international financial      of Brady Corporation
Chevy Chase, MD 20815                           or removal.                advisory firm)                (industrial
                                                                                                         identification and
                                                                                                         specialty coated material
                                                                                                         products manufacturer),
                                                                                                         Mastec Inc.
                                                                                                         (communications and
                                                                                                         energy infrastructure),
                                                                                                         Mortgage Guaranty
                                                                                                         Insurance Corporation,
                                                                                                         R.J. Reynolds Tobacco
                                                                                                         Holdings, Inc. (tobacco)
                                                                                                         and Student Loan
                                                                                                         Marketing Association
                                                                                                         (secondary marketing of
                                                                                                         student loans)

Richard H. Egdahl, M.D. (76)  Trustee           Trustee since 1992.        Alexander Graham Bell         None
Boston University Healthcare                    Serves until retirement    Professor of Health Care
Entrepreneurship Program,                       or removal.                Entrepreneurship, Boston
53 Bay State Road,                                                         University; Professor of
Boston, MA 02215                                                           Management, Boston
                                                                           University School of
                                                                           Management; Professor of
                                                                           Public Health, Boston
                                                                           University School of Public
                                                                           Health; Professor of
                                                                           Surgery, Boston University
                                                                           School of Medicine;
                                                                           University Professor, Boston
                                                                           University

Margaret B.W. Graham (55)     Trustee           Trustee since 1992.        Founding Director, The        None
1001 Sherbrooke Street West,                    Serves until retirement    Winthrop Group, Inc.
Montreal, Quebec, Canada                        or removal.                (consulting firm); Professor
                                                                           of Management, Faculty of
                                                                           Management, McGill
                                                                           University

Marguerite A. Piret (54)      Trustee           Trustee since 1992.        President, Newbury, Piret &   Director, Organogenesis
One Boston Place,                               Serves until retirement    Company, Inc. (merchant       Inc. (tissue engineering
26th Floor,                                     or removal.                banking firm)                 company)
Boston, MA 02108

                                      32/33

  INDEPENDENT TRUSTEES

                                                TERM OF OFFICE/LENGTH OF   PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS         POSITION HELD     SERVICE                    PAST FIVE YEARS               OTHER DIRECTORSHIPS HELD
Stephen K. West (74)          Trustee           Trustee since 1993.        Of Counsel, Sullivan &        Director, Dresdner RCM
125 Broad Street,                               Serves until retirement    Cromwell (law firm)           Global Strategic Income
New York, NY 10004                              or removal.                                              Fund, Inc. and The Swiss
                                                                                                         Helvetia Fund, Inc.
                                                                                                         (closed-ended investment
                                                                                                         companies), AMVESCAP PLC
                                                                                                         (investment managers) and
                                                                                                         First ING Life Insurance
                                                                                                         Company of New York

John Winthrop (66)            Trustee           Trustee since 1992.        President, John Winthrop &    Director of NUI Corp.
One North Adgers Wharf,                         Serves until retirement    Co., Inc. (private            (energy sales, services
Charleston, SC 29401                            or removal.                investment firm)              and distribution)

  FUND OFFICERS

                                                TERM OF OFFICE/LENGTH OF   PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS         POSITION HELD     SERVICE                    PAST FIVE YEARS               OTHER DIRECTORSHIPS HELD
Joseph P. Barri (56)          Secretary         Since 1992.                Partner, Hale and Dorr LLP;   None
                                                Serves at the discretion   Secretary of all of the
                                                of Board.                  Pioneer Funds

Dorothy E. Bourassa (54)      Assistant         Since November, 2000.      Secretary of PIM-USA: Senior  None
                              Secretary         Serves at the discretion   Vice President- Legal of
                                                of Board.                  Pioneer; and Secretary/Clerk
                                                                           of most of PIM-USA's
                                                                           subsidiaries since October
                                                                           2000; Assistant Secretary of
                                                                           all of the Pioneer Funds
                                                                           since November 2000; Senior
                                                                           Counsel, Assistant Vice
                                                                           President and Director of
                                                                           Compliance of PIM-USA from
                                                                           April 1998 through October
                                                                           2000; Vice President and
                                                                           Assistant General Counsel,
                                                                           First Union Corporation from
                                                                           December 1996 through March
                                                                           1998

Vincent Nave (57)             Treasurer         Since November, 2000.      Vice President-Fund           None
                                                Serves at the discretion   Accounting and Custody
                                                of Board.                  Services of Pioneer (Manager
                                                                           from September 1996 to
                                                                           February 1999); and
                                                                           Treasurer of all of the
                                                                           Pioneer Funds (Assistant
                                                                           Treasurer from June 1999 to
                                                                           November 2000)

Luis I. Presutti (37)         Assistant         Since November, 2000.      Assistant Vice                None
                              Treasurer         Serves at the discretion   President-Fund Accounting,
                                                of Board.                  Administration and Custody
                                                                           Services of Pioneer (Fund
                                                                           Accounting Manager from 1994
                                                                           to 1999); and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds since November
                                                                           2000

Gary Sullivan (44)            Assistant         Since May, 2002.           Fund Accounting Manager-Fund  None
                              Treasurer         Serves at the discretion   Accounting, Administration
                                                of Board.                  and Custody Services of
                                                                           Pioneer since 1997; and
                                                                           Assistant Treasurer of all
                                                                           of the Pioneer Funds since
                                                                           May 2002

Alan Janson (31)              Assistant         Since July, 2002.          Manager, Valuation Risk and   None
                              Treasurer         Serves at the discretion   Information Technology-Fund
                                                of Board.                  Accounting, Administration
                                                                           and Custody Services of
                                                                           Pioneer since March 2002,
                                                                           and Assistant Treasurer of
                                                                           all of the Pioneer funds
                                                                           since July 2002. Manager,
                                                                           Valuation Risk and
                                                                           Performance Reporting of
                                                                           Pioneer from June 2000 to
                                                                           February 2002; member of
                                                                           Pioneer Pricing Group from
                                                                           1996 to 2000 (promoted to
                                                                           Manager in 1998)

                                      34/35

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[PIONEER INVESTMENTS(R) LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                12831-00-0103
60 STATE STREET                         (C) 2002 PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109     UNDERWRITER OF PIONEER MUTUAL FUNDS, MEMBER SIPC
www.pioneerfunds.com                 [RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER